UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
Nasdaq Texas, LLC
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Nasdaq, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders, and the Company’s shareholders took the following actions: (i) elected each of the Company’s twelve nominees for director to serve until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) approved the Company’s executive compensation on an advisory basis and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”).

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proposal 1: Election of Directors

i.	Melissa M. Arnoldi	371,650,892	801,492	204,904	26,189,922

ii.	Charlene T. Begley	342,183,018	30,268,143	206,127	26,189,922

iii.	Adena T. Friedman	354,514,962	15,796,027	2,346,298	26,189,922

iv.	Essa Kazim	369,092,164	3,320,248	244,876	26,189,922

v.	Thomas A. Kloet	366,733,439	5,681,837	242,013	26,189,922

vi.	Kathryn A. Koch	371,710,164	740,300	206,824	26,189,922

vii.	Holden Spaht	371,900,236	502,397	254,655	26,189,922

viii.	Michael R. Splinter	361,469,555	10,964,230	223,502	26,189,922

ix.	Johan Torgeby	371,712,026	684,311	260,951	26,189,922

x.	Toni Townes-Whitley	371,715,298	736,563	205,428	26,189,922

xi.	Jeffery W. Yabuki	364,590,859	7,594,153	472,276	26,189,922

xii.	Alfred W. Zollar	369,424,150	2,761,679	471,458	26,189,922

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proposal 2: Approval of the Company’s Executive Compensation on an Advisory Basis		357,897,727	13,506,434	1,253,128	26,189,922

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as Nasdaq’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026		376,643,806	22,134,699	166,909	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2026	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer